Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
January 31, 1998



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              5.7749%



        Excess Protection Level
          3 Month Average   4.99%
          January, 1998   4.83%
          December, 1997   5.21%
          November, 1997   4.93%


        Cash Yield                                  17.84%


        Investor Charge Offs                         4.71%


        Base Rate                                    8.31%


        Over 35 Day Delinquency                      4.85%


        Seller's Interest                           16.09%


        Total Payment Rate                          13.52%


        Total Principal Balance                     $34,907,536,752.65


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $5,616,202,234.16